NUVEEN Exchange-Traded Funds

April 30, 1999

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.

NUV
Municipal
Value

NMI
Municipal
Income

Photo of: People talking on deck.

Highlights
As of April 30, 1999



Credit Quality
================================================================================


Pie Chart:
AAA/U.S. Guaranteed                46%
AA                                 22%
A                                  14%
BBB/NR                             18%

Nuveen Municipal Value Fund, Inc. (NUV)

                    o HHHH Four-Star Morningstar Rating(TM) *
                    o Taxable-equivalent yield of 7.62% **
                    o Outperformed the total return of its Lipper Peer Group ***


Pie Chart:
AAA/U.S. Guaranteed                17%
AA                                 9%
A                                  8%
BBB/NR                            66%


Nuveen Municipal Income Fund, Inc. (NMI)

                    o HHHH Four-Star Morningstar Rating(TM) *
                    o Taxable-equivalent yield of 8.33% **
                    o Outperformed the total return of its Lipper Peer Group ***

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of April 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns. NMI received 5 stars, 5 stars, 3 stars for the three-, five-, and 10 year periods, respectively. NUVreceived 4 stars, 4 stars, 3 stars for the three-, five, and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The funds were rated among 193 funds for the three-year period, 191 funds for the five-year period, and 25 funds for the 10-year period.

** For investors in the 31% federal income tax bracket. See your Fund's Performance Overview for more information.

*** The Lipper Peer Group return represents the average annualized returns of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.


   Contents
  1      Dear Shareholder
  3      NUV's Portfolio Manager's Comments
  5      NUV's Performance Overview
  6      NMI's Portfolio Manager's Comments
  8      NMI's Performance Overview
  9      Portfolio of Investments
 20      Statement of Net Assets
 20      Statement of Operations
 21      Statement of Changes in Net Assets
 22      Notes to Financial Statements
 26      Financial Highlights
 28      Building Better Portfolios
 29      Fund Information

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Dear Shareholder

I'm pleased to inform you that over the past six months, the Nuveen Exchange-Traded Funds covered in this report continued to meet their primary objectives of providing you with dependable tax-free income and attractive levels of after-tax total returns. The combination of these two components demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.

The Year in Review
The past six to 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident American consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. This confidence is reflected in the most recent Consumer Confidence Index report issued by the Conference Board, which showed a record-setting seventh consecutive month of gains in May. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to recover.

Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, which was propelled by rising energy costs (which have subsequently declined), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable. As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its continued support of the market without changing interest rates or fundamentally altering the economy. In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.

Municipal Bonds:
An Attractive Investment Option
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various invest ment options, generally offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals continued to outperform Treasuries.

The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the Treasury market during the first four months of the year. While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unman aged index of long-term municipal revenue bonds, gained just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, Treasury bond prices fell as rates rose over this period. Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year.

Chart of: The Bond Buyer Revenue Bond Index

As the financial turmoil subsided in the first quarter of 1999, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities. The combination of an increase in interest rates and a decline in demand caused U.S. Treasuries to drop in price.

At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a signifi cant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractive ness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained relatively strong.

The Value of Nuveen Expertise
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways that Nuveen funds can help you establish a diversified portfolio designed to build and sustain long-term finan cial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read it carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us, and we look forward to meeting your investment needs well into the next century.



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

June 15, 1999

Nuveen Municipal Value Fund, Inc. (NUV)
Portfolio Manager's Comments

Portfolio manager Tom Spalding discusses the municipal market, recent fund performance, and key investment strategies for the Nuveen Municipal Value Fund, Inc. Tom has 23 years of investment experience at Nuveen and has managed NUV since its inception in June 1987.

What factors have influenced the municipal market during the past 12 months?

Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising along with the growth in personal income, the national govern ment is generating a budget surplus, putting an end to 28 straight years of federal budget deficits (1970-97). In this environment, long-term municipal bonds continued to outperform 30-year Treasury bonds, with yields that rivaled and even surpassed those offered by Treasuries. Over the past year, this municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account. This high ratio also provides a cushion for municipal bond prices if interest rates rise.

The other major story in the municipal market over the past year was 1998's impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from traditional buyers like mutual funds, exchange-traded funds, and insurance companies. In the first four months of 1999, however, a higher interest rate environment than we experienced in 1998 prompted fewer refundings and a 25% drop-off in new issue volume from 1998 levels. During this period, the continued demand from individual investors compensated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition and mounting claims from a series of devastating spring storms in the Midwest and South.

For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. If interest rates remain stable or increase, we expect to see lower refinancing volume and a continuation of the tighter supply scenario of the past four months. Demand should remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market and new discretionary cash flows into fixed-income investments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.

How did the Nuveen Municipal Value Fund, Inc. (NUV) perform over the past 12 months?

For the 12 months ended April 30, 1999, NUV produced a total return on net asset value (NAV) of 6.40%, providing a taxable-equivalent total return of 8.74% for shareholders in the 31% federal income tax bracket. The total return out performed the 5.96% average return for the Fund's Lipper peer group(1), while slightly trailing the annual return of 6.95% for the Lehman Brothers Municipal Bond Index(2).

Over the past year, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell only 23 basis points, an indication of a relatively stable interest rate climate. In this environment, the Fund's duration (the measure of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining its return relative to the market, as measured by the Lehman index. As of April 30, 1999, NUV had an average effective duration of 6.17 years, compared with a duration of 7.21 for the index. The Fund's shorter duration translated to a slightly lower total return in comparison with the index, but it also provided the advantage of lower volatility.

How were the Fund's dividend and share price affected?

The lower interest rate environment of the past six months led to an increased number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to a reduction in the income level of NUV and necessitated a dividend cut in November 1998. Even with this single dividend adjustment, the Fund continued to provide attractive market yields. As of April 30, 1999, the market yield was 5.26%, equivalent to a taxable yield of 7.62% for investors in the 31% federal income tax bracket.

As interest rates declined, active demand for exchange-traded funds such as NUV resulted in solid share price performance. The fund's NAV also rose over this period, reflecting gains in the overall bond market. As a result of these factors, NUV saw its discount (share price below NAV) narrow by more than 150 basis points over the past year.

                                      4/30/98           4/30/99
--------------------------------------------------------------------------------
Share Price ($)                          9.50            9.6875
--------------------------------------------------------------------------------
NAV ($)                                 10.16             10.19
--------------------------------------------------------------------------------
Discount to NAV(3)                      -6.50%            -4.93%
--------------------------------------------------------------------------------

                              1-Yr ended 4/30/99   Taxable Equivalent(4)
--------------------------------------------------------------------------------
Total Return on Share Price              8.48%            10.99%
--------------------------------------------------------------------------------

For additional information, see the individual Performance Overview for NUV in this report.

What key strategies were used to manage NUV during the past 12 months?

The main focus of our management strategies for the Fund over the past 12 months was on supporting the dividend at the highest level, consistent with capital preservation. Given the low level of yields in the current market, the majority of our portfolio changes were tactical, rather than strategic, in nature. We continued to look to the various elements of the portfolio-call protection, liquidity, underlying credit, coupon, maturity-for opportunities to generate incremental income and upgrade the portfolio. Nuveen's excellent research and surveillance capabilities helped us accurately evaluate the securities in our portfolio and take advantage of opportunities as they arose.

A recent research trip to Georgia provides an illustration of the way
Nuveen's research and surveillance help us make the investment decisions that have the potential to add value for the shareholders of NUV. In 1996, our initial research led us to make a $24 million investment in bonds issued by the Coffee County Hospital Authority for the Coffee Regional Medical Center in Douglas, Georgia. These non-rated bonds, which carry a yield of 6.75%, were used to finance the building of a new 88-bed hospital, the only acute care facility serving two rural counties. The new medical center replaced an outdated hospital that could not be brought into compliance cost-effectively. Following the center's opening in late 1998, we visited the facility in January. Our visit validated our initial research and confirmed our impression that this facility could serve as a prototype for any hospital smaller than 100 beds. Despite Medicaid cutbacks and the need to serve a low income/elderly population, the hospital benefits from excellent community support, a good balance sheet, strong demand for services, and an administration focused on physician recruitment and cost containment. This is just one example of the value of using our own research-rather than relying on outside sourcesto find suitable investments for the Fund.

From a sector perspective, we believe the Fund is currently well balanced. The 13% concentration of U.S. guaranteed (escrowed) bonds provides high yields, low volatility, and excellent credit quality, while the 28% allocation to utilities supplies diversification. Over the past year, we found value primarily in bonds issued by Illinois, California, and New York. Overall, the credit quality of the Fund remained high. At the end of April 1999, NUV had 68% of its portfolio invested in bonds rated AAA and AA. The 18% allocation to BBB and non-rated bonds, which represents a large number of Denver Airport System revenue bonds, provided an extra boost for the Fund's yield.

In the area of call protection, NUV, which was brought to market in 1987 as the first Nuveen Exchange-Traded Fund, has largely completed the normal part of the market cycle in which bond calls are most likely to occur. The Fund is fairly well protected over the next four years, although a total of 18% of the portfolio is subject to calls in 2001 and 2002.

What is Nuveen's outlook for the Fund's future?

Looking ahead for NUV, our focus will remain on supporting the income stream and NAV of this fund. Currently, we are seeing some opportunities in the general obligation, revenue, and dedicated tax sectors that we believe can benefit shareholders through investments that will achieve our objective of adding income. We also plan to look at positioning the Fund's duration so that the Fund is better protected against interest rate volatility. Investing in bonds found on the long end of the yield curve should also allow us to boost the potential for both income and total return. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipalto-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

1 The Lipper Peer Group return represents the average annualized return of funds in the Lipper General and Insured Unleveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

2 NUV, an unleveraged fund, is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

3 A fund's discount represents the percentage difference between the fund's share price and its NAV.

4    Based on the 31% federal income tax rate.

Nuveen Municipal Value Fund, Inc.
Performance Overview
As of April 30, 1999

NUV



Portfolio Statistics
========================================================
Inception Date                                      6/87
--------------------------------------------------------
Share Price                                     $9 11/16
--------------------------------------------------------
Net Asset Value                                   $10.19
--------------------------------------------------------
Market Yield                                       5.26%
--------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)         7.62%
--------------------------------------------------------
Fund Net Assets ($000)                        $1,985,805
--------------------------------------------------------
Effective Maturity (Years)                         18.56
--------------------------------------------------------
Average Effective Duration                          6.17
--------------------------------------------------------
Annualized Total Return
========================================================
                      On Share Price              On NAV
--------------------------------------------------------

1-Year                         8.48%               6.40%
--------------------------------------------------------
5-Year                         5.97%               6.96%
--------------------------------------------------------
10-Year                        6.81%               7.30%
--------------------------------------------------------
Taxable-Equivalent Total Return(2)
========================================================
                      On Share Price              On NAV
--------------------------------------------------------

1-Year                        10.99%               8.74%
--------------------------------------------------------
5-Year                         8.78%               9.67%
--------------------------------------------------------
10-Year                        9.74%              10.25%
--------------------------------------------------------
Top Five Sectors (as a % of total investments)
========================================================
Utilities                                            28%
--------------------------------------------------------
U.S. Guaranteed                                      13%
--------------------------------------------------------
Transportation                                       12%
--------------------------------------------------------
Healthcare                                           11%
--------------------------------------------------------
Tax Obligation/Limited                                9%
--------------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0932 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98       0.0435
6/98       0.0435
7/98       0.0435
8/98       0.0435
9/98       0.0435
10/98      0.0435
11/98      0.0425
12/98      0.0425
1/99       0.0425
2/99       0.0425
3/99       0.0425
4/99       0.0425


Line Chart:
Share Price Performance
5/8/98      9.5
            9.438
            9.5
            9.563
            9.625
            9.688
            9.563
            9.563
            9.5
            9.625
            9.5
            9.5
            9.5
            9.5
            9.5
            9.5
            9.563
            9.625
            9.625
            9.625
            9.625
            9.813
            9.875
            9.938
            10
            9.94
            10
            9.81
            9.88
            9.88
            9.94
            10.06
            9.88
            9.81
            9.69
            9.81
            9.81
            9.94
            9.75
            9.88
            9.88
            9.81
            9.75
            9.81
            9.81
            9.75
            9.69
            9.69
4/30/99     9.69
Weekly Closing
Price Past performance is not predictive of future results.

Nuveen Municipal Income Fund, Inc. (NMI)
Portfolio Manager's Comments

Portfolio manager Steve Peterson discusses the municipal market, fund performance, and the outlook for the Nuveen Municipal Income Fund, Inc. Steve, who joined Nuveen in 1988, manages a range of Nuveen national and state municipal bond funds. He assumed portfolio management responsibility for NMI in July 1998.

What factors have influenced the municipal market during the past 12 months?

Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising along with the growth in personal income, the national government is generating a budget surplus, putting an end to 28 straight years of federal budget deficits (1970-97). In this environment, long-term municipal bonds continued to outperform 30-year Treasury bonds, with yields that rivaled and even surpassed those offered by Treasuries. Over the past year, this municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account.

The other major story in the municipal market over the past year was 1998's impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from the traditional buyers of mutual and exchange-traded funds, such as individual investors and insurance companies. In the first four months of 1999, however, the lower interest rate environment we have experienced since mid-November 1998 prompted fewer refundings and a 25% drop-off in new issue volume from 1998 levels. During this period, the continued demand from individual investors compensated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition and mounting claims from a series of devastating spring storms in the Midwest and South.

For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. If interest rates remain stable or increase, we expect to see lower refinancing volume and a continuation of the tighter supply scenario of the past four months. Demand should remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market into fixed-income invest ments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.

How did the Nuveen Municipal Income Fund, Inc. (NMI) perform over the past 12 months?

For the 12 months ended April 30, 1999, NMI produced a total return on net asset value (NAV) of 6.41%, providing a taxable-equivalent total return of 9.10% for shareholders in the 31% federal income tax bracket. The total return outperformed the 5.96% average return for the Fund's Lipper peer group(1), while slightly trailing the annual return of 6.95% for the Lehman Brothers Municipal Bond Index(2).

Over the past year, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell only 23 basis points, an indication of a relatively stable interest rate climate. In this environ ment, the Fund's duration (the measure of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining its return relative to the market, as measured by the Lehman index. As of April 30, 1999, NMI had an average effective duration of 5.58 years, compared with a duration of 7.21 for the index. The Fund's shorter duration translated to a slightly lower total return in comparison to the index, but it also provided the advantage of lower volatility.

How were the Fund's dividend and share price affected?

The lower interest rate environment of the past six months led to an increased number of bond calls, as issuers sought to reduce debt financing costs. NMI, which was assembled in 1988, has been undergoing the normal part of the market cycle in which bond calls are likely to occur. Over the past two years, the Fund has seen approximately 25% of its portfolio called away. Proceeds from called bonds then had to be reinvested in issues paying the relatively lower rates offered by the current market. This situation contributed to a reduction in the income level of NMI and necessitated a dividend cut in July 1998. Even with this single dividend adjustment, the Fund continued to provide attractive market yields. As of April 30, 1999, the market yield was 5.75%, equivalent to a taxable yield of 8.33% for investors in the 31% federal income tax bracket.

Over the past year, a dividend adjustment contributed to a decline in share price for NMI. At the same time, the Fund's NAV did not keep pace with gains in the overall bond market. As a result of these factors, NMI saw its premium (share price over NAV) narrow over the past year. At the end of April 1999, NMI was trading at a premium of 0.25% above its NAV.

For additional information, see the individual Performance Overview for NMI in this report.

What key strategies were used to manage NMI during the past 12 months?

The focus of our management strategies for the Fund over the past 12 months was on strong security selection, with the goal of adding above-market levels of income to offset some of the effects of ongoing bond calls. Several individual bond purchases helped us achieve that goal. One of these purchases involved a New York project finance issue, Canfibre, which recycles wood to produce a fire-resistant plywood product. An industrial development bond we purchased was Steel Dynamics in Indiana, a well-managed company that is adding a second plant in the eastern part of the state. We were able to take advantage of the turmoil in steel prices to buy these lower-rated issues at attractive prices. A Chicago tax increment issue also helped us capture additional yield for the Fund.

To support the Fund's dividend, NMI also has the flexibility to invest in a higher percentage of lower-rated securities, which generally offer a yield advantage over their more highly rated counterparts. At the end of April 1999, NMI had 66% of its portfolio invested in BBB and non-rated bonds. In the area of call protection, we are currently managing through a period in which bond calls have affected approximately 25% of NMI's portfolio, as mentioned earlier. This phase is expected to continue until the year 2001, after which the Fund will again offer good levels of call protection.

What is Nuveen's outlook for the Fund's future?

Looking ahead for NMI, our focus will remain on supporting the income stream of this fund at the highest level consistent with capital preservation. As part of our strategies for achieving this goal, we will continue to search for interesting high-yield investments that will benefit the shareholders of NMI. We also plan to look at positioning the Fund's duration so that the fund is better protected against interest rate volatility. Investing in bonds found on the long end of the yield curve should also allow us to boost the potential for both income and total return. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.


1 The Lipper Peer Group return represents the average annualized return of funds in the Lipper General and Insured Unleveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

2 NMI, an unleveraged fund, is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

Nuveen Municipal Income Fund, Inc.
Performance Overview
As of April 30, 1999

NMI



Portfolio Statistics
=======================================================
Inception Date                                     4/88
-------------------------------------------------------
Share Price                                         $12
-------------------------------------------------------
Net Asset Value                                  $11.97
-------------------------------------------------------
Market Yield                                      5.75%
-------------------------------------------------------
Taxable-Equivalent Yield (Federal Only))(1)       8.33%
-------------------------------------------------------
Fund Net Assets ($000)                          $95,169
-------------------------------------------------------
Effective Maturity (Years)                        18.10
-------------------------------------------------------
Average Effective Duration                         5.58
-------------------------------------------------------
Annualized Total Return
=======================================================
                      On Share Price             On NAV
-------------------------------------------------------

1-Year                         3.75%              6.41%
-------------------------------------------------------
5-Year                         6.31%              7.03%
-------------------------------------------------------
10-Year                        7.11%              7.44%
-------------------------------------------------------
Taxable-Equivalent Total Return(2)
=======================================================
                      On Share Price             On NAV
-------------------------------------------------------

1-Year                         6.37%              9.10%
-------------------------------------------------------
5-Year                         9.23%              9.98%
-------------------------------------------------------
10-Year                       10.14%             10.56%
-------------------------------------------------------
Top Five Sectors (as a % of total investments)
=======================================================
Utilities                                           17%
-------------------------------------------------------
Long-Term Care                                      13%
-------------------------------------------------------
U.S. Guaranteed                                     11%
-------------------------------------------------------
Basic Materials                                     10%
-------------------------------------------------------
Transportation                                       9%
-------------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0748 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98           0.0605
6/98           0.0605
7/98           0.0575
8/98           0.0575
9/98           0.0575
10/98          0.0575
11/98          0.0575
12/98          0.0575
1/99           0.0575
2/99           0.0575
3/99           0.0575
4/99           0.0575


Line Chart:
Share Price Performance
5/8/98        12.313
              12.25
              12.25
              12.313
              12.313
              12.313
              12.438
              12.375
              12.25
              12.25
              12.188
              12.188
              12.125
              11.875
              11.813
              12.188
              12.313
              12.25
              12.313
              12.188
              12.125
              12.375
              12.313
              12.563
              12.38
              12.44
              12.5
              12.75
              12.81
              12.81
              12.69
              12.56
              12.5
              12.38
              12.31
              12.38
              12.06
              12.13
              12.25
              12.38
              12.19
              12.19
              12.25
              12.13
              12.19
              12.31
              12.06
              12
4/30/99       12
Weekly Closing Price
Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Municipal Value Fund, Inc. (NUV)
                            April 30,1999
                            (Unaudited)







   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.3%

$   3,460,000   Alabama Housing Finance Authority, Single Family Mortgage Revenue        4/08 at 102         Aaa         $3,512,488
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1998 Series A-2,  5.450%, 10/01/28 (Alternative Minimum Tax)

    4,000,000   The Water Works and Sewer Board of the City of Birmingham                1/04 at 102         Aa3          4,332,880
                 (Alabama), Water and Sewer Revenue Bonds, Series 1994,
                 5.500%, 1/01/20

    4,000,000   The Medical Clinic Board of the City of Jasper (Alabama),                7/02 at 102          A3          4,187,280
                 Hospital Revenue Bonds, Series 1993 (Walker Regional Medical
                 Center, Inc. Project), 6.375%, 7/01/18

   12,000,000   Jefferson County, Alabama, Sewer Revenue Capital                         2/09 at 101         AAA         12,813,840
                 Improvement Warrants, Series 1999-A, 5.750%, 2/01/38
------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.8%

    3,735,000   Hospital District No. One, Maricopa County, Arizona, General             6/06 at 101           A          3,950,771
                 Obligation Bonds, Series 1996, 6.000%, 6/01/21

    5,485,000   The Industrial Development Authority of the County of Maricopa       6/08 at 101 1/2         Aaa          5,484,781
                 (Arizona), Single Family Mortgage Revenue Refunding Bonds
                 (Mortgage-Backed Securities Program), Series 1998B,
                 4.600%, 6/01/22 (Alternative Minimum Tax)

    5,400,000   Yuma Regional Medical Center on Behalf of Hospital District No. 1,   8/02 at 101 1/2      N/R***          6,175,980
                 Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.4%

    1,500,000   Arkansas Development Finance Authority, Wastewater System                6/06 at 101          AA          1,615,080
                 Revolving Loan Fund Revenue Bonds, 1996 Series A,
                 5.850%, 12/01/19

    3,900,000   City of Conway, Arkansas, Sales and Use Tax Capital Improvement         12/06 at 101         AAA          3,998,826
                 Bonds, Series 1997A, 5.350%, 12/01/17

    2,750,000   Jefferson County, Arkansas, Pollution Control Revenue Refunding         12/02 at 102        BBB-          2,760,313
                 Bonds (Entergy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                California - 6.0%

   13,120,000   State of California, Veterans General Obligation Bonds, Series BH,      12/08 at 101         AAA         13,349,206
                 5.200%, 12/01/11 (Alternative Minimum Tax)

    9,000,000   State of California, Department of Water Resources, Central          6/03 at 101 1/2          AA          9,501,840
                 Valley Project, Water System Revenue Bonds,
                 Series L, 5.750%, 12/01/19

   16,500,000   State of California, Department of Water Resources, Central             12/03 at 101          AA         15,622,695
                 Valley Project, Water System Revenue Bonds, Series M,
                 4.750%, 12/01/24

   17,155,000   State Public Works Board of the State of California, Lease               6/03 at 102         Aa3         17,740,329
                 Revenue Refunding Bonds (The Regents of the University of
                 California), 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

    2,500,000   California Statewide Communities Development Authority,                  4/03 at 102          A+          2,757,500
                 Series A, Certificates of Participation, Pacific Homes,
                 6.000%, 4/01/17

    6,530,000   California Statewide Communities Development Authority,                  7/03 at 102          AA          6,657,596
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/14

    3,000,000   Community Facilities District No. 98-2 of the Capistrano                 9/09 at 102         N/R          2,997,600
                 Unified School District, Ladera, California, Series 1999 Special
                 Tax Bonds, 5.750%, 9/01/29

                Foothil/Eastern Transportation Corridor Agency (California), Toll
                Road Revenue Bonds, Series 1995A:
   30,000,000    0.000%, 1/01/22                                                        No Opt. Call        BBB-          8,962,500
   10,000,000    6.000%, 1/01/34                                                         1/05 at 102        BBB-         10,744,100

   30,470,000   Los Angeles County Public Works Financing Authority,                    12/03 at 102         AAA         30,528,502
                 Lease Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 9.8%

$  12,515,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1994         5/04 at 102          AA        $12,709,608
                 (Sisters of Charity Health CareSystems, Inc.), 5.250%, 5/15/14

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
   3,680,000     7.000%, 11/15/03 (Alternative Minimum Tax)                             11/02 at 102        BBB+          4,043,400
   2,125,000     7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)  11/02 at 102         Aaa          2,407,880
   8,290,000     7.250%, 11/15/23 (Alternative Minimum Tax)                             11/02 at 102        BBB+          9,108,472

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
     655,000     6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)  11/02 at 102         Aaa            731,890
   5,045,000     6.750%, 11/15/13 (Alternative Minimum Tax)                             11/02 at 102        BBB+          5,449,659
   7,515,000     6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)  11/02 at 102         Aaa          8,397,186
  29,870,000     6.750%, 11/15/22 (Alternative Minimum Tax)                             11/02 at 102        BBB+         32,235,405

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
     790,000     8.250%, 11/15/12 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)  11/00 at 102         Aaa            861,053
   8,360,000     8.250%, 11/15/12 (Alternative Minimum Tax)                             11/00 at 102        BBB+          8,973,206
   2,705,000     8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)  11/00 at 102         Aaa          2,958,269
  29,090,000     8.500%, 11/15/23 (Alternative Minimum Tax)                             11/00 at 102        BBB+         31,339,821

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
   3,475,000     8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)  11/01 at 102         Aaa          3,964,593
   9,635,000     8.750%, 11/15/23 (Alternative Minimum Tax)                             11/01 at 102        BBB+         10,751,504

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,820,000    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)  11/01 at 102         Aaa          2,032,958
    6,930,000    7.750%, 11/15/21 (Alternative Minimum Tax)                             11/01 at 102        BBB+          7,559,868
   10,275,000    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)  11/01 at 100         Aaa         11,109,536
   39,745,000    7.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100        BBB+         42,041,466
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.9%

    8,825,000   Connecticut Housing Finance Authority, Housing Mortgage Finance          5/05 at 102          AA          9,485,287
                 Program Bonds, 1995 Series E, Subseries E-2, 6.500%, 5/15/20
                 (Alternative Minimum Tax)

    7,850,000   Connecticut Housing Finance Authority, Housing Mortgage                  5/06 at 102          AA          8,328,929
                 Finance Program Bonds, 1996 Series D, Subseries D-2,
                 6.200%, 11/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.5%

    5,000,000   Orlando (Florida), Utilities Commission, Water and Electric             10/02 at 100         Aa2          5,124,000
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27

    5,500,000   Orlando (Florida), Utilities Commission, Water and Electric             10/03 at 102         Aa2          5,536,960
                 Subordinated Revenue Refunding Bonds, Series 1993A,
                 5.250%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.7%

                Coffee County Hospital Authority (Georgia), Revenue
                Anticipation Certificates (Coffee Regional
                Medical Center, Inc. Project), Series 1997A:
   2,700,000     6.250%, 12/01/06                                                       No Opt. Call         N/R          2,830,194
  21,100,000     6.750%, 12/01/26                                                       12/06 at 102         N/R         22,132,845

   8,000,000    George L. Smith II World Congress Center Authority,                      7/10 at 101         AAA          8,011,920
                 Refunding Revenue Bonds (Domed Stadium Project),
                 Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax)
                 (DD, settling on 4/04/00)
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.4%

   5,000,000    City of Chicago, General Obligation Bonds, Project Series A of 1992,     1/02 at 102         AAA          5,397,650
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

                City of Chicago, General Obligation Bonds, Project and Refunding
                Series 1998:
  10,700,000     5.250%, 1/01/20                                                         7/08 at 102         AAA         10,703,638
  12,550,000     5.250%, 1/01/28                                                         7/08 at 102         AAA         12,554,267

   2,000,000    Chicago School Reform Board of Trustees of the Board of Education       12/07 at 102         AAA          2,000,700
                 of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/22

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
$  15,000,000    0.000%, 12/01/24                                                       No Opt. Call         AAA         $3,886,200
   47,500,000    0.000%, 12/01/28                                                       No Opt. Call         AAA          9,855,300

    1,125,000   Metropolitan Water Reclamation District of Greater Chicago,             No Opt. Call          AA          1,367,190
                 General Obligation Capital Improvement Bonds, Series
                 of June 1991, 7.000%, 1/01/11

   17,500,000   Public Building Commission of Chicago (Illinois), Building              12/03 at 102         AAA         19,254,375
                 Revenue Bonds, Series A of 1993  (Board of Education of the
                 City of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

    9,300,000   City of Chicago, Illinois, Tax Increment Allocation Bonds                1/01 at 102      N/R***          9,971,088
                 (Stockyards Industrial Commercial Redevelopment Project),
                 Series 1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)

    5,655,000   Illinois Development Finance Authority, Industrial                       6/02 at 102         N/R          5,939,729
                 Development Revenue Bonds, Series 1992 (Plano Molding
                 Company Project), 7.750%, 6/01/12 (Alternative Minimum Tax)

    3,000,000   Illinois Development Finance Authority, Pollution Control               No Opt. Call         BBB          3,087,870
                 Revenue Refunding Bonds, Series 1994 (Commonwealth Edison
                 Company Project), 5.850%, 1/15/14

   10,350,000   Illinois Development Finance Authority, Local Government                 7/08 at 100         Aaa         10,357,555
                 Program Revenue Bonds, Series 1998 (St. Charles Community
                 Unit School District Number 303 Project), 5.100%, 1/01/17

    7,485,000   Illinois Development Finance Authority (The Presbyterian Home            9/06 at 102         AA-          8,271,823
                 Lake Forest Place Project),  Revenue Bonds, Series 1996 B,
                 6.400%, 9/01/31

   14,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          10/03 at 102          A-         14,003,080
                 Series 1993 (Illinois Masonic  Medical Center), 5.500%, 10/01/19

    7,000,000   Illinois Health Facilities Authority, Revenue Bonds,                    11/03 at 102         AAA          7,038,150
                 Series 1993 (Swedish American Hospital), 5.375%, 11/15/23

   18,015,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993        11/03 at 102         AAA         17,819,898
                 (Rush - Presbyterian St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

                Illinois Health Facilities Authority, Revenue and Revenue Refunding
                Bonds, Series 1990C (Hinsdale Hospital):
   8,735,000     9.500%, 11/15/19 (Pre-refunded to 11/15/00)                            11/00 at 102         AAA          9,683,534
   1,225,000     9.500%, 11/15/19                                                       11/00 at 102         AAA          1,364,001

                Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                (South Suburban Hospital):
   1,150,000     7.000%, 2/15/18 (Pre-refunded to 2/15/02)                               2/02 at 102        A***          1,267,703
   4,350,000     7.000%, 2/15/18                                                        No Opt. Call        A***          5,266,632

   8,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1997         8/07 at 101         AAA          7,909,280
                 (Sherman Health Systems), 5.250%, 8/01/22

   30,415,000   State of Illinois, Build Illinois Bonds (Sales Tax Revenue               6/02 at 101         AAA         31,389,192
                 Refunding Bonds), Series Q, 5.500%, 6/15/20

   13,775,000   Metropolitan Pier and Exposition Authority (Illinois), Dedicated         6/07 at 101         AAA         14,159,047
                 State Tax Revenue Bonds, Series 1997, 5.125%, 6/01/13

   11,650,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             6/04 at 102         AAA         12,873,483
                 McHenry and Will Counties (Illinois), General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24

    1,980,000   Tri-City Regional Port District (Illinois), Port and Terminal Facilities No Opt. Call        N/R          2,018,452
                 Revenue Bonds (1998 Refunding and Dock #2 Enhancement Project),
                 Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.3%

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,    11/07 at 102         AAA          10,087,900
                 Series 1997A (Sisters of St. Francis Health Services, Inc. Project),
                 5.375%, 11/01/27

   17,105,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds      2/07 at 102          AA          18,353,494
                 (Clarian Health Partners, Inc.), Series 1996A, 6.000%, 2/15/21

    4,500,000   Indianapolis Airport Authority, Special Facilities Revenue Bonds,        7/04 at 102         BBB          5,020,830
                 Series 1994 (Federal Express Corporation Project), 7.100%, 1/15/17
                 (Alternative Minimum Tax)

    9,155,000   City of South Bend, Indiana, Multifamily Housing Revenue                12/03 at 100         N/R          9,174,958
                 Refunding Bonds (The Pointe at  St. Joseph Project), Issue of 1994,
                 Series A, 7.500%, 12/15/18

      500,000   City of South Bend, Indiana, Multifamily Housing Revenue                12/03 at 100         N/R            501,465
                 Refunding Bonds (The Pointe at St. Joseph Project), Issue of 1994,
                 Series B, 7.750%, 12/15/18 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$   3,168,570   City of South Bend, Indiana, Multifamily Housing Revenue                12/03 at 100         N/R         $2,079,089
                 Refunding Bonds (The Pointe at St. Joseph Project), Issue of 1994,
                 Series C, 3.850%, 12/15/18
------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

   31,925,000   Iowa Housing Finance Authority, Single Family Housing Bonds,            No Opt. Call         AAA          4,547,078
                 1984 Issue A, 0.000%, 9/01/16

    4,380,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,               7/08 at 102         AAA          4,302,167
                 Series 1998 A (Iowa Health System), 5.125%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    6,650,000   City of Newton, Kansas, Hospital Revenue Bonds (Newton                  11/04 at 102      N/R***          7,917,291
                 Healthcare Corporation), Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   12,500,000   County of Carroll, Kentucky, Collateralized Pollution Control            9/02 at 102         Aa2         14,001,375
                 Revenue Bonds (Kentucky Utilities Company Project), 1992 Series A,
                 7.450%, 9/15/16

    9,000,000   Greater Kentucky Housing Assistance Corporation, Mortgage                1/03 at 100         AAA          9,224,370
                 Revenue Refunding Bonds, Series 1997A (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), 6.100%, 1/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.3%

   21,315,000   Louisiana Public Facilities Authority, Hospital Revenue                 No Opt. Call         AAA         26,133,469
                 Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                 Series 1986, 8.000%, 5/15/12
------------------------------------------------------------------------------------------------------------------------------------
                Maine - 2.1%

   14,365,000   Maine State Housing Authority, Mortgage Purchase Bonds,                  2/04 at 102          AA         14,589,812
                 1994 Series A, 5.550%, 11/15/14

   24,775,000   Maine State Housing Authority, Mortgage Purchase Bonds,                  5/05 at 102          AA         26,407,177
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.6%

   10,900,000   Community Development Administration of Maryland,                    3/07 at 101 1/2         Aa2         11,366,193
                 Department of Housing and Community Development, Residential
                 Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.5%

    1.350,000   Massachusetts Municipal Wholesale Electric Company,                     No Opt. Call        BBB+          1,575,207
                 Power Supply System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

    5,000,000   Massachusetts Industrial Finance Agency, Resource Recovery               7/01 at 103         N/R          5,525,850
                 Revenue Bonds (SEMASS Project),  Series 1991A, 9.000%, 7/01/15

   16,400,000   Massachusetts Turnpike Authority, Metropolitan Highway System            1/07 at 102         AAA         15,664,132
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

   10,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System            1/07 at 102         AAA          9,835,300
                 Revenue Bonds, 1997 Series B, 5.125%, 1/01/37

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, 1999 Series A (Subordinated):
    5,000,000    4.750%, 1/01/34                                                         1/09 at 101         AAA          4,621,150
   10,000,000    5.000%, 1/01/39                                                         1/09 at 101         AAA          9,544,000

   24,510,000   Massachusetts Water Resources Authority, General Revenue Bonds,          4/00 at 100         AAA         25,124,956
                 1990 Series A, 6.000%, 4/01/20 (Pre-refunded to 4/01/00)

   36,580,000   Massachusetts Water Resources Authority, General Revenue                11/02 at 102          A1         37,760,802
                 Refunding Bonds, 1992 Series B, 5.500%, 11/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.3%

    3,790,000   City of Adrian (Michigan), Hospital Finance Authority, Hospital          7/00 at 102         N/R          3,984,427
                 Revenue Bonds (Emma L. Bixby Medical Center), Series 1989A,
                 8.500%, 7/01/09

    6,000,000   The Economic Development Corporation of the City of Dearborn             8/04 at 102         AAA          5,972,160
                 (Michigan), Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

   10,000,000   City of Detroit, Local Development Finance Authority, Tax                5/09 at 101         N/R          9,696,200
                 Increment Bonds, Series 1998A, 5.500%, 5/01/21

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$   5,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Refunding      7/05 at 101         AAA         $5,145,150
                  Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse (Michigan), Hospital Finance Authority,
                Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A:
    2,700,000    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                               7/02 at 102         AAA          2,954,178
    1,300,000    6.250%, 7/01/12                                                         7/02 at 102         AAA          1,406,873

    7,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds        8/01 at 102         Aaa          7,721,350
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

   18,755,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds        8/08 at 101         BBB         17,014,911
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

    5,820,000   Michigan State Housing Development Authority, Rental Housing             4/03 at 102         AAA          6,096,101
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

   15,750,000   Michigan State Housing Development Authority, Rental Housing             6/05 at 102         AAA         16,801,628
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

   25,000,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue            9/05 at 102         AAA         28,153,500
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    7,350,000   Minnesota Housing Finance Agency, Rental Housing Bonds,                  2/05 at 102         AAA          7,726,761
                 1995 Series D, 5.900%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%

   13,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue         5/03 at 102         AAA         13,519,870
                 Refunding and Improvement Bonds (North Mississippi Health
                 Services), 1993 Series 1, 5.750%, 5/15/16
------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.2%

    4,695,000   Consumers Public Power District, Nebraska, Nuclear Facility Revenue      7/99 at 100          A+          4,700,446
                  Bonds, 1968 Series, 5.100%, 1/01/03
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.5%

    5,070,000   The Industrial Development Authority of the State of                    12/99 at 103        BBB-          5,304,792
                 New Hampshire, Pollution Control Revenue Bonds (The United
                 Illuminating Company Project-1989 Series A), 8.000%, 12/01/14
                 (Alternative Minimum Tax)

   24,625,000   Business Finance Authority of the State of New Hampshire, Pollution     10/03 at 102        BBB-         24,839,484
                 Control Refunding Revenue Bonds (The United Illuminating Company
                 Project-1993 Series A), 5.875%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
                New York - 9.6%

    5,360,000   Village of East Rochester (New York), Housing Authority,                 8/07 at 102         AAA          5,635,718
                 FHA - Insured Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1997A, 5.600%, 8/01/17

    1,250,000   Metropolitan Transportation Authority (New York), Commuter               7/00 at 102         AAA          1,332,738
                 Facilities 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                 (Pre-refunded to 7/01/00)

    5,000,000   The City of New York, General Obligation Bonds, Fiscal 1994              8/03 at 101 1/2      A-          5,281,950
                 Series D, 5.750%, 8/15/10

    9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996              2/06 at 101 1/2      A-          9,593,460
                 Series G, 5.750%, 2/01/14

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997              8/06 at 101 1/2      A-         10,874,900
                 Series E, 6.000%, 8/01/16

   23,395,000   The City of New York, General Obligation Bonds, Fiscal 1998              8/07 at 101          A-         24,961,295
                 Series D, 5.500%, 8/01/10

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
      390,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                            10/07 at 101       A-***            442,131
   39,610,000    6.000%, 10/15/26                                                       10/07 at 101          A-         43,247,782

   15,000,000   New York City (New York), Municipal Water Finance Authority,            6/06 at 101          AAA         16,121,850
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26

    8,750,000   New York City (New York), Municipal Water Finance Authority,            6/01 at 101          Aaa          9,403,625
                 Water and Sewer System Revenue Bonds, Fiscal 1992
                 Series A, 6.750%, 6/15/17 (Pre-refunded to 6/15/01)

   15,000,000   New York Local Government Assistance Corporation, Series 1991A Bonds,    4/01 at 102         AAA         16,242,150
                 7.000%, 4/01/16 (Pre-refunded to 4/01/01)

    9,735,000   New York State Medical Care Facilities Finance Agency, St. Luke's -      8/03 at 102         AAA         10,180,279
                 Roosevelt Hospital Center, FHA - Insured Mortgage Revenue Bonds,
                 1993 Series A, 5.600%, 8/15/13

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$  26,105,000   Power Authority of the State of New York, Revenue Bonds,                 2/08 at 101         AA-        $25,992,749
                 Series 1998 C, 5.000%, 2/15/18

   10,000,000   New York State Thruway Authority, Local Highway and                      4/08 at 101         AAA         10,382,900
                 Bridge Service Contract Bonds, Series 1998A-2, 5.250%, 4/01/15
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.0%

    6,100,000   City of Charlotte, North Carolina, Refunding Certificates                12/03 at 102        AAA          6,165,636
                 of Participation (Convention Facility Project),
                 Series 1993C, 5.250%, 12/01/20

   11,865,000   North Carolina Eastern Municipal Power Agency,                        9/03 at 102 1/2        Baa        112,196,034
                Power System Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

   11,610,000   North Carolina Eastern Municipal Power Agency,                            1/03 at 102        Baa1        11,980,940
                  Power System Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

    4,300,000   North Carolina Eastern Municipal Power Agency,                            1/07 at 102        AAA          4,631,788
                 Power System Revenue Bonds, Refunding Series 1996 A, 5.700%, 1/01/13

   13,850,000   North Carolina Municipal Power Agency Number 1,                           1/03 at 100         A-         14,135,172
                 Catawba Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

   10,015,000   North Carolina Municipal Power Agency Number 1,                           7/99 at 100         A-         10,035,831
                 Catawba Electric Revenue Bonds, Series 1985B, 6.000%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.7%

   10,030,000   The Comanche County Hospital Authority, Lawton, Oklahoma,                 1/00 at 102        AAA         10,602,613
                 Certificates of Participation, Series 1990, 9.000%, 7/01/21
                 (Pre-refunded to 1/01/00)

    2,350,000   Midwest City Memorial Hospital Authority (Midwest City, Oklahoma),        4/02 at 102    BBB+***          2,622,436
                  Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/22
                  (Pre-refunded to 4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.0%

    5,955,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds,        9/04 at 102        BBB          6,616,243
                 1994 Series A, 6.750%,  9/01/19

   11,175,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/03 at 102        AA+         11,404,758
                 Revenue Bonds, Series 1993-36, 5.450%, 10/01/14

    9,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102        AA+          9,587,970
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

   18,850,000   Pennsylvania Intergovernmental Cooperation Authority,                     6/03 at 100        AAA         18,382,143
                 Special Tax Revenue Refunding Bonds (City of Philadelphia
                 Funding Program), Series of 1993A, 5.000%, 6/15/22

   32,000,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,   6/03 at 102        AAA         33,494,080
                 Series 1993, 5.500%, 6/15/14
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.8%

    6,250,000   Rhode Island Health and Educational Building Corporation, Hospital       5/07 at 102         AAA          6,174,250
                 Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.250%, 5/15/26

   10,000,000   State of Rhode Island and Providence Plantations, Lease                 10/07 at 101         AAA          10,289,000
                 Participation Certificates (Howard Center Improvements),
                 1997 Series, 5.375%, 10/01/16
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

   13,000,000   Piedmont Municipal Power Agency, Electric Revenue Bonds,                 7/99 at 100        Baa2         12,035,140
                 1986 Refunding Series, 5.000%, 1/01/25
------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.3%
    6,000,000   South Dakota Housing Development Authority, Homeownership                5/07 at 102         AAA          6,235,320
                 Mortgage Bonds, 1997 Series F, 5.800%, 5/01/28
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.2%

    3,625,000   Municipal Energy Acquisition Corporation (Tennessee),                   No Opt. Call         AAA          3,558,989
                 Gas Revenue Bonds, Series 1999, 4.125%, 3/01/08
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.1%

   11,990,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,     12/00 at 102        Baa2          12,792,850
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$  12,525,000   City of Austin, Texas, Combined Utility Systems Revenue Bonds,           5/01 at 100         AAA        $13,607,912
                 Series 1986A, 8.000%, 11/15/16 (Pre-refunded to 5/15/01)

   24,265,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding       No Opt. Call         AAA         37,927,408
                  Bonds, Series 1992A, 12.500%, 11/15/07

    4,030,000   Corpus Christi (Texas), Housing Finance Corporation,                     7/01 at 103         AAA          4,375,008
                 Single Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A, 7.700%, 7/01/11

   10,000,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien       8/01 at 102          AA         10,815,500
                 Revenue Refunding Bonds, Series 1991, 6.750%, 8/01/14

    3,470,000   Irving Independent School District, Unlimited Tax School                No Opt. Call         AAA          1,983,452
                 Building Bonds, Series 1997, 0.000%, 2/15/11

    5,685,000   Irving Independent School District, Unlimited Tax Refunding Bonds,      No Opt. Call         AAA          3,443,518
                 Series 1997 A, 0.000%, 2/15/10

   10,000,000   Matagorda County Navigation District Number One (Texas),                 7/99 at 102         AAA         10,263,400
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series1989C, 7.125%, 7/01/19

   14,625,000   Matagorda County Navigation District Number One (Texas),                10/00 at 102         AAA         15,276,105
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series1995, 5.800%, 10/15/15

    4,000,000   Industrial Development Corporation of the Port of                        4/08 at 102        BBB-          3,948,520
                 Corpus Christi (Texas), Revenue Refunding Bonds (Valero Refining
                 and Marketing Company Project), 5.400%, 4/01/18

    3,445,000   The Southeast Texas Housing Finance Corporation, Single                 No Opt. Call         AA-            704,985
                 Family Mortgage Revenue Bonds, 1983 Series A,
                 0.000%, 11/01/14

    5,750,000   Weslaco Health Facilities Development Corporation,                       1/04 at 102         AAA          5,790,078
                 Hospital Revenue Bonds (Knapp Medical Center Project),
                 Series 1994, 5.375%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 5.1%

   10,670,000   Intermountain Power Agency, Power Supply Revenue                         7/03 at 102          A+         10,716,628
                 Refunding Bonds, 1993 Series B, 5.250%, 7/01/17

    3,510,000   Intermountain Power Agency, Power Supply Revenue                        No Opt. Call          A+          3,653,559
                 Refunding Bonds, 1993 Series C, 5.250%, 7/01/14

    4,250,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,        7/99 at 100       A+***          4,268,998
                 1989 Series A, 6.000%, 7/01/23 (Pre-refunded to 7/01/99)

    5,000,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,        7/99 at 100       A+***          5,022,350
                 1989 Series B, 6.000%, 7/01/23 (Pre-refunded to 7/01/99)

                Intermountain Power Agency, Power Supply Revenue Refunding
                Bonds, 1993 Series A:
   21,735,000    5.500%, 7/01/20                                                         7/03 at 102          A+         22,217,517
   47,180,000    5.000%, 7/01/23                                                         7/03 at 100          A+         45,291,385

   10,000,000   Intermountain Power Agency, Power Revenue Refunding Bonds,               7/06 at 102          A+          9,642,300
                 1996 Series D, 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 10.7%

      640,000   Washington Public Power Supply System, Nuclear Project No. 1,           No Opt. Call         AAA            716,224
                 Revenue Bonds, 14.375%, 7/01/01

    9,450,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/03 at 102         AAA          9,843,026
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 1,
                Refunding Revenue Bonds, Series 1993C:
   27,000,000    5.400%, 7/01/12                                                         7/03 at 102         Aa1         27,939,870
    2,870,000    5.375%, 7/01/15                                                         7/03 at 102         Aa1          2,933,197

   11,390,000   Washington Public Power Supply System, Nuclear Project No. 2,            7/03 at 102         Aa1         12,147,891
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

   17,500,000   Washington Public Power Supply System, Nuclear Project No. 2,            7/04 at 102         Aa1         18,237,800
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 3,            1/00 at 102         AAA          2,090,680
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   20,975,000   Washington Public Power Supply System, Nuclear Project No. 3,            7/01 at 102         Aaa         22,622,796
                 Refunding Revenue Bonds, Series 1991A, 6.500%, 7/01/18
                 (Pre-refunded to 7/01/01)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

                Washington Public Power Supply System, Nuclear Project No. 3,
                Refunding Revenue Bonds, Series 1993B:
$  11,510,000    5.625%, 7/01/12                                                         7/03 at 102         Aa1        $12,032,899
    9,000,000    5.600%, 7/01/17                                                         7/03 at 102         AAA          9,305,640

                Washington Public Power Supply System, Nuclear Project No. 3,
                Refunding Revenue Bonds, Series 1993C:
   81,000,000    5.400%, 7/01/12                                                         7/03 at 102         Aa1         83,819,609
   11,850,000    5.375%, 7/01/15                                                         7/03 at 102         Aa1         12,110,936
------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.4%

    7,180,000   West Virginia Housing Development Fund, Housing Finance Bonds,          11/06 at 102         AAA          7,655,243
                 Series 1997-A, 6.050%, 5/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.6%

   20,385,000   The Wisconsin Public Power Incorporated System, Power Supply             7/03 at 102         AAA         20,290,820
                 System Revenue Bonds, Series 1993 A, 5.250%, 7/01/21

   10,815,000   Wisconsin Housing and Economic Development Authority,                    3/04 at 102          AA         11,500,129
                 Homeownership Revenue Bonds, 1994 Series B, 6.750%, 9/01/25
                 (Alternative Minimum Tax)

   17,020,000   Wisconsin Health and Educational Facilities Authority, Revenue           8/03 at 102         AAA         17,330,614
                 Bonds (Sisters of the Sorrowful Mother - Ministry), Series 1993D,
                 5.500%, 8/15/19

    1,750,000   Wisconsin Health and Educational Facilities Authority, Revenue           8/03 at 102         AAA          1,829,974
                 Bonds (Sisters of the Sorrowful Mother - Ministry),
                 Series 1993C, 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$ 1,977,428,570 Total Investments - (cost $1,818,999,922) - 98.8%                                                     1,961,646,440
===============
                Other Assets Less Liabilities - 1.2%                                                                     24,158,191
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,985,804,631
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Municipal Income Fund, Inc. (NMI)
                            April 30, 1999
                            (Unaudited)
    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California - 4.5%

$   3,000,000   California Pollution Control Financing Authority, Solid Waste            7/07 at 102         N/R         $3,090,060
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax - Exempt Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

    1,150,000   Foothill/Eastern Transportation Corridor Agency (California),            1/05 at 102        BBB-          1,235,572
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.1%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
     410,000     7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)  11/02 at 102         Aaa            464,579
   1,590,000     7.250%, 11/15/23 (Alternative Minimum Tax)                             11/02 at 102        BBB+          1,746,981

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
     110,000     8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)  11/00 at 102         Aaa            120,299
   1,195,000     8.500%, 11/15/23 (Alternative Minimum Tax)                             11/00 at 102        BBB+          1,287,421

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
     285,000     8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)  11/01 at 102         Aaa            325,154
     780,000     8.750%, 11/15/23 (Alternative Minimum Tax)                             11/01 at 102        BBB+            870,386
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 6.3%

    1,480,000   Capitol Region Education Council (Connecticut), Revenue Bonds,          10/05 at 102        BBB           1,627,822
                 6.750%, 10/15/15

    3,000,000   State of Connecticut, Health and Educational Facilities Authority,       7/06 at 102        BBB-          3,232,740
                 Revenue Bonds, University of New Haven Issue,
                 Series D, 6.700%, 7/01/26

    1,000,000   Housing Authority of the City of Willimantic, Multifamily Housing       10/05 at 105         AAA          1,146,510
                 Revenue Bonds, Series 1995A (GNMA Collateralized Mortgage Loan -
                 Village Heights Apartments Project), 8.000%, 10/20/30
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.9%

      865,000   District of Columbia Housing Finance Agency, Collateralized Single       6/99 at 101         AAA            881,245
                 Family Mortgage Revenue Bonds, Series 1988A, 8.375%, 6/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.6%

    1,750,000   Dade County (Florida), Industrial Development Authority, Industrial      6/05 at 102         N/R          1,917,668
                 Development Revenue Bonds, Series 1995 (Miami Cerebral Palsy
                 Residential Services, Inc. Project), 8.000%, 6/01/22

       55,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership       6/99 at 103         Aaa             56,702
                 Mortgage Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20
                 (Alternative Minimum Tax)

      490,000   Gateway Centre Development District, Pinellas County, Florida,           7/99 at 103         N/R            506,493
                 Special Assessment Revenue Bonds, Series 1988, 9.125%, 1/01/09
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.2%

    4,470,000   City of Chicago Tax Increment Allocation Bonds (Irving/Cicero            1/09 at 100         N/R          4,527,261
                 Redevelopment Project), Series 1998, 7.000%, 1/01/14

    1,300,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993         9/03 at 102          A-          1,432,704
                 (Northern Illinois Medical Center Project), McHenry, Illinois,
                 6.000%, 9/01/19

    2,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          10/03 at 102          A-          2,000,440
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

                Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds,
                Series 1990C (Hinsdale Hospital):
    1,010,000    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                            11/00 at 102         AAA          1,119,676
      500,000    9.500%, 11/15/19                                                       11/00 at 102         AAA            556,735

    2,000,000   Joliet Regional Port District Airport Facilities, Revenue Bonds,         7/07 at 103         N/R          2,107,320
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 9.6%

$   9,000,000   Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue        11/10 at 102         N/R         $9,115,200
                 Bonds (Steel Dynamics Inc., Project), Series 1998, 7.250%, 11/01/18
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.7%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
     625,000     11.000%, 2/01/04                                                       No Opt. Call         BBB            734,694
   2,000,000     11.000%, 2/01/14                                                       No Opt. Call         BBB          2,808,960
------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 2.3%

   2,000,000    Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds        No Opt. Call         BBB          2,179,700
                 (Twin Coves Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.0%

    3,000,000   Massachusetts Industrial Finance Agency, Resource Recovery               7/01 at 103         N/R          3,315,510
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

    1,380,000   Massachusetts Industrial Finance Agency, Revenue Bonds,                  7/07 at 102        BBB-          1,421,566
                 Dana Hall School Issue, Series 1997, 5.900%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.6%

    1,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds               No Opt. Call        BBB+          1,503,645
                 (United Waste Systems, Inc. Project), Series 1995 Remarketing
                 (Waste Management, Inc), 5.200%, 4/01/10
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.3%

    3,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,          1/07 at 102         AA+          3,161,430
                 1995 Series M, 5.875%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 4.8%

    4,500,000   Mississippi Business Finance Corporation, Pollution Control Revenue     10/03 at 102        BBB-          4,522,410
                 Refunding Bonds (System Energy Resources, Inc. Project), Series 1998,
                 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.7%

    1,500,000   Montana Health Facility Authority, Health Care Revenue Bonds,            6/06 at 102        BBB-          1,579,635
                 Series 1996 (Community Medical Center, Inc.), 6.375%, 6/01/18
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.1%

    1,000,000   New Hampshire Higher Educational and Health Facilities Authority,        1/07 at 102        BBB-          1,047,660
                 Revenue Bonds, Series 1997 (New Hampshire College), 6.375%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.6%

    2,360,000   City of Belen, New Mexico, Nursing Home Refunding Revenue Bonds         10/99 at 102         N/R          2,446,400
                 (Belen Health Care Limited Project), 10.250%, 10/01/13
------------------------------------------------------------------------------------------------------------------------------------
                New York - 16.5%

      400,000   Village of East Rochester (New York), Housing Authority, FHA -           8/08 at 102          AA            402,908
                 Insured Mortgage Revenue Bonds (Linden Knoll Inc. Project),
                 Series 1998, 5.250%, 8/01/17

    5,000,000   Erie County (New York), Industrial Development Agency, Solid Waste      12/10 at 103         N/R          5,051,900
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

                The City of New York (New York), General Obligation Bonds,
                Fiscal 1996 Series F:
      500,000    5.750%, 2/01/15                                                     2/06 at 101 1/2          A-            533,870
    1,400,000    5.750%, 2/01/19                                                     2/06 at 101 1/2          A-          1,480,668

    1,000,000   The City of New York (New York), General Obligation Bonds,           2/06 at 101 1/2          A-          1,065,940
                 Fiscal 1996 Series G, 5.750%, 2/01/14

    1,250,000   The City of New York (New York), General Obligation Bonds,          11/06 at 101 1/2          A-          1,358,925
                  Fiscal 1997 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

    Principal                                                                          Optional Call                          Market
       Amount   Description                                                             Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   2,500,000   New York State Medical Care Facilities Finance Agency, Hospital          2/05 at 102         AAA         $2,898,950
                 Medical Center Secured Hospital Revenue Bonds, Series 1995-A,
                 6.800%, 8/15/12 (Pre-refunded to 2/15/05)

    2,735,000   UFA Development Corporation, Utica, New York, FHA-Insured                1/07 at 102         Aa2          2,974,477
                 Mortgage Revenue Bonds, Series 1997A (Loretto-Utica Project),
                 6.125%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.2%

    1,000,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,   No Opt. Call         AAA          1,101,610
                 1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 5.0%

    3,585,000   The Comanche County Hospital Authority, Lawton, Oklahoma, Hospital       7/99 at 102         AAA          3,684,627
                 Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)

    1,045,000   Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma Blood      7/99 at 100         N/R          1,049,640
                 Institute Project, Series 1988, 9.000%, 7/01/03
------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.2%

    2,000,000   State of Oregon, Housing and Community Services Department, Mortgage 7/07 at 101 1/2         Aa2          2,057,500
                 Revenue Bonds (Single Family Mortgage Program), 1997 Series H,
                 5.650%, 7/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.2%

    1,000,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds,       9/04 at 102         BBB          1,111,040
                 1994 Series A, 6.750%, 9/01/19
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 2.8%

    1,055,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,     12/00 at 102        Baa2          1,125,643
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

      825,000   Hidalgo County Housing Finance Corporation (Florida), Single             4/04 at 102         Aaa            878,518
                 Family Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
   1,000,000     0.000%, 8/15/25                                                    8/13 at 51 27/32         AAA            243,920
   1,000,000     0.000%, 8/15/26                                                     8/13 at 49 3/32         AAA            230,089
   1,000,000     0.000%, 8/15/27                                                    8/13 at 46 15/32         AAA            217,769
------------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.5%

    1,240,000   Housing Authority of the City of Bellingham, Washington,                11/04 at 100       A1***          1,422,056
                 Housing Revenue Bonds (Cascade Meadows Project), Series 1994,
                 7.100%, 11/01/23 (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
$  89,840,000   Total Investments - (cost $87,537,152) - 97.7%                                                           92,980,628
=============
                Other Assets Less Liabilities - 2.3%                                                                      2,187,942
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $95,168,570
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1999
(Unaudited)

                                                                                                 Municipal Value    Municipal Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                                    $1,961,646,440         $92,980,628
 Cash                                                                                                  4,498,682             646,372
 Receivables:
   Interest                                                                                           36,949,176           2,107,382
   Investments sold                                                                                      462,313                  --
 Other assets                                                                                            358,948              15,125
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 2,003,915,559          95,749,507
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                                                     7,669,520                  --
 Accrued expenses:
   Management fees (note 6)                                                                              897,752              50,853
   Other                                                                                               1,257,883              72,811
 Dividends payable                                                                                     8,285,773             457,273
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               18,110,928             580,937
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                               $1,985,804,631         $95,168,570
====================================================================================================================================
Shares outstanding                                                                                   194,959,522           7,953,909
====================================================================================================================================
 Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                      $   10.19            $  11.97
====================================================================================================================================

Statement of Operations
Six Months Ended April 30, 1999
(Unaudited)

                                                                                                 Municipal Value    Municipal Income
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                           $56,390,493          $3,195,108
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                              5,438,980             307,098
 Shareholders' servicing agent fees and expenses                                                         315,478              16,580
 Custodian's fees and expenses                                                                           109,358              18,627
 Directors' fees and expenses (note 6)                                                                     9,537                 449
 Professional fees                                                                                        10,795               7,973
 Shareholders' reports - printing and mailing expenses                                                   261,065              16,556
 Stock exchange listing fees                                                                              81,055               8,114
 Investor relations expense                                                                               95,226               4,949
 Other expenses                                                                                           37,188               3,267
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                         6,358,682             383,613
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 50,031,811           2,811,495
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                                        2,973,732             324,419
 Net change in unrealized appreciation or depreciation of investments                                (21,597,499)           (849,906
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                     (18,623,767)           (525,487
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           $31,408,044          $2,286,008
====================================================================================================================================

Statement of Changes in Net Assets
(Unaudited)

                                                                    Municipal Value                        Municipal Income
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                                4/30/99             10/31/98             4/30/99            10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                    $  50,031,811       $  103,916,174        $  2,811,495       $  5,617,256
 Net realized gain from investment transactions
(notes 1 and 4)                                               2,973,732           18,170,510             324,419            592,492
 Net change in unrealized appreciation or
depreciation of investments                                 (21,597,499)          24,774,889            (849,906)           274,398
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   31,408,044          146,861,573           2,286,008          6,484,146
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income                   (49,714,702)        (104,108,366)         (2,739,036)        (5,630,333)
 From accumulated net realized gains
   from investment transactions                             (18,170,228)         (25,851,632)           (592,941)          (249,880)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (67,884,930)        (129,959,998)         (3,331,977)        (5,880,213)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                   --             458,859            869,202
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (36,476,886)          16,901,575            (587,110)         1,473,135
Net assets at beginning of period                         2,022,281,517        2,005,379,942          95,755,680         94,282,545
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                              $1,985,804,631       $2,022,281,517         $95,168,570        $95,755,680
====================================================================================================================================
Balance of undistributed net investment
  income at end of period                                $      537,097       $      219,988         $   196,720        $   124,261
====================================================================================================================================

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc.(NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Municipal Value had an outstanding delayed delivery purchase commitment of $7,669,520. There were no such outstanding purchase commitments in Municipal Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in shares were as follows:

                                                             Municipal Value          Municipal Income
----------------------------------------------------------------------------------------------------------
                                                   Six Months Ended Year Ended Six Months Ended Year Ended
                                                            4/30/99   10/31/98          4/30/99   10/31/98
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                                                    --        --            37,088     70,712
----------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 15, 1999, as follows:

                                                Municipal    Municipal
                                                    Value       Income
----------------------------------------------------------------------

Dividend per share                                 $.0425       $.0575
----------------------------------------------------------------------


4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and temporary municipal securities for the six months ended April 30, 1999, were as follows:

                                                       Municipal    Municipal
                                                           Value       Income
-----------------------------------------------------------------------------

Purchases:
   Long-term municipal securities                   $ 89,362,366 $ 25,894,052
   Temporary municipal securities                     62,310,000   10,500,000
Sales and Maturities:
   Long-term municipal securities                    104,555,528   20,268,773
   Temporary municipal securities                     62,310,000   16,900,000
-----------------------------------------------------------------------------


At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:

                                                        Municipal    Municipal
                                                            Value       Income
--------------------------------------------------------------------------------

Gross unrealized:
   appreciation                                      $147,831,138   $5,459,118
   depreciation                                        (5,184,620)     (15,642)
--------------------------------------------------------------------------------

Net unrealized appreciation                          $142,646,518   $5,443,476
--------------------------------------------------------------------------------

6. Management Fees and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                              Municipal Value
--------------------------------------------------------------------------------
For the first $500 million                                      .3500 of 1%
For the next $500 million                                       .3250 of 1
For net assets over $1 billion                                  .3000 of 1
--------------------------------------------------------------------------------


Average Daily Net Asset Value                             Municipal Income
--------------------------------------------------------------------------------
For the first $125 million                                      .6500 of 1%
For the next $125 million                                       .6375 of 1
For the next $250 million                                       .6250 of 1
For the next $500 million                                       .6125 of 1
For the next $1 billion                                         .6000 of 1
For net assets over $2 billion                                  .5875 of 1
--------------------------------------------------------------------------------


In addition, Municipal Value pays an annual management fee, payable monthly, based on gross interest income as follows:

Gross Interest Income                                     Municipal Value
--------------------------------------------------------------------------------
For the first $50 million                                          4.125%
For the next $50 million                                           4.000
For gross income over $100 million                                 3.875
--------------------------------------------------------------------------------


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At April 30, 1999, net assets consisted of:

                                                                                  Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                              $    1,949,595  $    79,539
Paid-in surplus                                                                1,837,715,649   89,125,391
Balance of undistributed net investment income                                       537,097      196,720
Accumulated net realized gain from investment transactions                         2,955,772      323,444
Net unrealized appreciation of investments                                       142,646,518    5,443,476
---------------------------------------------------------------------------------------------------------

Net assets                                                                     $1,985,804,631 $95,168,570
---------------------------------------------------------------------------------------------------------

Authorized Common Shares                                                         350,000,000  200,000,000
----------------------------------------------------------------------------------------------------------

8. Investment Composition
At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                              Municipal    Municipal
                                                   Value       Income
---------------------------------------------------------------------
Basic Materials                                     --%          10%
Education and Civic Organizations                     1           6
Health Care                                          11           7
Housing/Multifamily                                   4           4
Housing/Single Family                                 6           8
Long-Term Care                                        1          13
Tax Obligation/General                                8           6
Tax Obligation/Limited                                9           8
Transportation                                       12           9
U.S. Guaranteed                                      13          11
Utilities                                            28          17
Water and Sewer                                       7          --
Other                                                --           1
--------------------------------------------------------------------
                                                     100%       100%
--------------------------------------------------------------------


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (42% for Municipal Value and 13% for Municipal Income). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights
         (Unaudited)
         Selected data for a share outstanding throughout each period is as follows:

                                    Investment Operations
                                                                     Net Realized/
                                    Beginning        Net              Unrealized
                                    Net Asset        Investment      Investment
                                    Value            Income           Gain (Loss)     Total
Municipal Value
Year Ended 10/31:
         1999 (a)                   $10.37           $.26            $ (.09)          $ .17
         1998                        10.29            .53               .21             .74
         1997                        10.18            .58               .22             .80
         1996                        10.29            .61              (.03)            .58
         1995                         9.87            .64               .46            1.10
         1994                        10.89            .65              (.94)**         (.29)

Municipal Income
Year Ended 10/31:
         1999 (a)                    12.10            .35              (.06)            .29
         1998                        12.02            .71               .11             .82
         1997                        11.96            .76               .11             .87
         1996                        11.97            .77              (.02)            .75
         1995                        11.54            .77               .44            1.21
         1994                        12.49            .78              (.91)           (.13)

                                    Less Distributions

                                   Net                                               Ending
                                   Investment       Capital                          Net Asset   Ending
                                   Income            Gains          Total            Value       Market Value
Municipal Value
Year Ended 10/31:
         1999 (a)                  $(.26)           $(.09)          $(.35)           $10.19      $ 9.6875
         1998                       (.53)            (.13)           (.66)            10.37        9.9375
         1997                       (.58)            (.11)           (.69)            10.29        9.6250
         1996                       (.61)            (.08)           (.69)            10.18        9.3750
         1995                       (.65)            (.03)           (.68)            10.29        9.7500
         1994                       (.67)            (.06)           (.73)             9.87        9.3750

Municipal Income
Year Ended 10/31:
         1999 (a)                   (.35)            (.07)           (.42)            11.97       12.0000
         1998                       (.71)            (.03)           (.74)            12.10       12.4375
         1997                       (.76)            (.05)           (.81)            12.02       12.5625
         1996                       (.76)             --             (.76)            11.96       12.0000
         1995                       (.78)             --             (.78)            11.97       11.3750
         1994                       (.82)             --             (.82)            11.54       10.8750

                                                     Total Returns                                Ratios/Supplemental Data
                                                                                                  Ratio of Net
                                                                                      Ratio of    Investment
                                                                     Ending           Expenses to Income to            Portfolio
                                    Based on         Based on Net    Net Assets       Average      Average             Turnover
                                    Market Value+    Asset Value+    (000)            Net Assets   Net Assets           Rate
Municipal Value
Year Ended 10/31:
         1999 (a)                     .97%           1.65%           $1,985,805        .64%*       5.04%*               5%
         1998                       10.55            7.49             2,022,282        .65         5.18                 19
         1997                       10.39            8.18             2,005,380        .68         5.71                 19
         1996                        3.10            5.84             1,984,627        .69         5.98                 18
         1995                       11.50           11.51             2,006,450        .70         6.35                 13
         1994                      (12.59)          (2.81)            1,919,011        .70         6.31                  7

Municipal Income
Year Ended 10/31:
         1999 (a)                    (.18)           2.44                95,169        .81*        5.95*                22
         1998                        5.21            7.06                95,756        .82         5.91                 23
         1997                       11.96            7.60                94,283        .83         6.39                  9
         1996                       12.42            6.49                93,249        .80         6.49                 10
         1995                       11.95           10.86                92,850        .84         6.53                 15
         1994                      (14.77)          (1.08)               88,999        .85         6.45                 26



*    Annualized.

** Includes $(.18) effect of the Fund's Rights Offering of shares at a price below NAV and costs associated with the offering.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a)  For the six months ended April 30, 1999.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income
Income Fund

Tax-Free Income
National Funds
Long-Term Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL





Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.


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Serving Investors for Generations

Photo of: John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN

helping investors sustain the wealth of a lifetime(tm).



John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-1-4-99